SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 20, 1998

                           FALCON HOLDING GROUP, L.P.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                   33-60776                     95-4408577
                   --------                     ----------
          (Commission File Number)           (I.R.S. Employer
                                           Identification Number)
         10900 WILSHIRE BOULEVARD -15TH FLOOR
          LOS ANGELES, CALIFORNIA                             90024
         ------------------------------------               ----------
         (Address of principal                              (Zip Code)
          executive offices)


                                 (310) 824-9990
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)






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   2
Item 5.  Other Events

     On April 20, 1998, the Registrant commenced a fixed spread cash tender offer (the "Tender Offer") for all $282.2 million outstanding aggregate principal amount of its 11% Senior Subordinated Notes due 2003 (the "Notes"). In conjunction with the Tender Offer, the Registrant also solicited consents (the "Consent Solicitation") from the holders of the Notes to effect certain amendments to the indenture governing the Notes. The Registrant announced the commencement of the Tender Offer and the Consent Solicitation in a press release on April 20, 1998. The April 20 press release is filed herewith as Exhibit 99.1.

     On May 4, 1998, the Registrant set the price per Note to be paid in the Tender Offer. In addition, as of May 4, the Registrant had received sufficient consents in the Consent Solicitation to approve the amendments to the indenture governing the Notes. The press release announcing the Tender Offer price per
Note is filed herewith as Exhibit 99.2.

     The Tender Offer expired on May 18, 1998, and the Registrant repurchased $247.8 million aggregate principal amount of the Notes pursuant to the Tender Offer on May 19, 1998. The press release announcing the closing of the Tender Offer is filed herewith as Exhibit 99.3.

     The remaining $34.4 million aggregate principal amount of Notes outstanding will be redeemed by the Registrant prior to October 15, 1998 in accordance with the indenture governing the Notes. Under such indenture, the Registrant has the right to redeem all or a portion of the Notes on or after September 15, 1998 at 105.5% of the outstanding principal amount, plus accrued interest to the redemption date.


Item 7.  Financial Statements and Exhibits

         Exhibit 99.1               Press Release dated April 20, 1998
         Exhibit 99.2               Press Release dated May 4, 1998
         Exhibit 99.3               Press Release dated May 19, 1998









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FALCON HOLDING GROUP, L.P.
                                         By:  Falcon Holding Group, Inc.,
                                              General Partner


Dated:  June 5, 1998                    By: /s/ MICHAEL K. MENEREY
                                             -------------------------------
                                              Name:  Michael K. Menerey
                                              Title: Secretary and Chief
                                                     Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release dated April 20, 1998
Exhibit 99.2               Press Release dated May 4, 1998
Exhibit 99.3               Press Release dated May 19, 1998